SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2003

HEALTHETECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49871	77-0478611
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

523 Park Point Drive, 3rd Floor

Golden, Colorado 80401

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 526-5085

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

99.1	HealtheTech, Inc. press release dated November 6, 2003.

Item 12.	Results of Operations and Financial Condition.

On November 6, 2003, HealtheTech, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of the press release is furnished to the United States Securities and Exchange Commission (the “Commission”) with this current report on Form 8-K as an exhibit. The information in this current report is being furnished pursuant to Item 12 of Form 8-K as directed by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEALTHETECH, INC.

Dated: November 6, 2003	By:	/s/ James W. Dennis
James W. Dennis Chairman and Chief Executive Officer

Exhibit Index

99.1	HealtheTech, Inc. press release dated November 6, 2003.